EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT


We consent to the incorporation by reference in Registration Statement No. 333-38622 of Northgate Innovations, Inc. (formerly LAN Plus Corporation) on Form S-8 of our report, dated April 12, 2002, appearing in this Annual Report on Form 10-K of Northgate Innovations, Inc. (formerly LAN Plus Corporation) for the year ended December 31, 2001.



                        /s/  SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

                        Los Angeles, California
                        September 17, 2003